UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2015

Date of Report (Date of earliest event reported)

CTT PHARMACEUTICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

MINDESTA INC.

(Former Name of Registrant)

Delaware	000-30651	11-3763974
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

429 Kent Street unit 112, Ottawa, Ontario, Canada K2P 2B4.

(Address of Principal Executive Offices) (Zip Code)

(613) 241-9959

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to the implementation of the Company’s business plan,.; our ability to obtain additional capital in the future to fund our planned expansion; the demand and growth of oral delivery systems for a variety of drugs and  general economic factors.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report.  You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Section 5- Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2015 the Company filed a Certificate of Amendment (the “Amended Certificate”) to the Company’s Certificate of Incorporation. The Amended Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Amended Certificate was approved by the Company’s directors and by written consent of the holders of a majority of the Company’s issued and outstanding common stock. The number of shares voting in favor of the Amended Certificate was sufficient for approval.

The Amended Certificate provided for the Company to change its name to CTT Pharmaceutical Holdings, Inc.

The Amended Certificate also provides for a 1:10 reverse split of the Company’s common stock. As a result of the reverse stock split that took effect on July 20, 2015, every 10 shares of the Company's pre-reverse split common stock will be combined and reclassified into one share of its post-reverse split common stock. Any fractional shares will be rounded up to the next whole number.

The Company will apply for a new CUSIP number. The Company will also apply to FINRA for a new trading symbol and effective date in the market reflecting the reverse stock split.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Mindesta, Inc., as filed with Secretary of State of the State of Delaware on July 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDESTA, INC.

Date: July 30, 2015	By:	/s/ Pankaj Modi
Pankaj Modi
Chief Executive Officer/President

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